                                                                   Exhibit 10.27

                                   EXHIBIT E
                                   ---------

     THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL OF THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.


WPC-1                                 Dated:  __________________, ______

                            INTERNET TRAVEL NETWORK
             WARRANT TO PURCHASE SHARES OF SERIES C PREFERRED STOCK
             ------------------------------------------------------

          This Warrant is issued to Covia LLC (the "Investor") by Internet Travel Network, a California corporation (the "Company"), in connection with the Investor's purchase of the Company's Series C Preferred Stock under that certain Series C Preferred Stock, Warrant and Option Purchase Agreement dated as of May 10, 1998 (the "Purchase Agreement").

          1.  Purchase of Shares.  Subject to (i) the validity and
              ------------------
enforceability of the representations and warranties made by the Investor for the benefit of the Company under Section 4 of the Purchase Agreement, which such representations and warranties were true and correct when made and shall be true and correct as of the date of this Warrant with the same force and effect as if they had been made on and as of the date of this Warrant, and
(ii) the terms and conditions hereinafter set forth, the Investor (and any subsequent holder of this Warrant) is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company Eight Hundred Seven Thousand Six Hundred Ninety-Eight (807,698) duly authorized, validly issued, fully paid and nonassessable shares of Series C Preferred Stock of the Company, as more fully described below. The shares of Series C Preferred Stock issuable pursuant to this Section 1 (the "Shares") shall also be subject to adjustment pursuant to Section 8 hereof.

          2.  Exercise Price.  The exercise price for the Shares shall be $0.01
              --------------
per share. Such exercise price shall be subject to adjustment pursuant to
Section 8 hereof (such price, as adjusted from time to time, is herein referred to as the "Exercise Price").

          3.  Exercise Period.  This Warrant is immediately exercisable and it
              ---------------
shall remain exercisable indefinitely; provided, however, that in the event of
(a) the sale of all or substantially all the assets of the Company, or (b) the merger of the Company into or consolidation with any other entity, after which the shareholders of the Company prior to such transaction own less than 50% of the voting power of the acquiring or surviving entity after such transaction, this Warrant shall, on the date of the consummation such event, terminate and no longer be exercisable. In the event of a proposed transaction of the kind described above, the Company shall notify the holder of the Warrant in writing at least twenty (20) days prior to the consummation of such event or transaction.

          4.  Method of Exercise.  While this Warrant remains outstanding and
              ------------------
exercisable in accordance with Section 3 above, the holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

              (i) the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices; and

              (ii) subject to Section 5 below, the payment to the Company in cash or by check or wire transfer of the amount equal to the aggregate Exercise Price for the number of Shares being purchased.

          5.  Net Exercise.  In lieu of exercising this Warrant with the
              ------------
payment referenced in Section 4 above, the holder of this Warrant may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of shares of Series C Preferred Stock computed using the following formula:

                                  Y (A - B)
                            X =   ---------
                                      A

     Where

          X = The number of shares of Series C Preferred Stock to be issued to the holder of this Warrant upon a net exercise.

          Y = The number of shares of Series C Preferred Stock purchasable under this Warrant (or the portion of this Warrant being canceled).

          A = The fair market value of one share of the Company's Series C Preferred Stock.

          B = The Exercise Price (as adjusted to the date of such calculations).

          For purposes of this Paragraph 5, if the Company's Common Stock is then actively traded (i) over-the-counter, (ii) on a securities exchange or
(iii) through the Nasdaq National Market (either of (ii) or (iii) an "Exchange"), the fair market value of Series C Preferred Stock shall mean the average of the closing bid and asked prices of the Common Stock into which the Series C Preferred Stock is then convertible as quoted in the over-the-counter market in which the Common Stock is then traded or the closing price quoted on any Exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the ten trading days immediately prior to the date of the net exercise of the Warrant (or such shorter period of time during which such stock was traded over-the-counter or on such exchange). If the Common Stock is not traded on the over-the-counter market or on an Exchange, the fair market value shall be the price per share that the Company could obtain from a willing buyer for shares of Series C Preferred Stock sold by the Company from authorized but unissued shares, as such prices shall be determined in good faith by the Company's Board of Directors. Notwithstanding the previous terms of this paragraph, (i) in the event that the Warrant is exercised in connection with the initial public offering of the Common Stock of the Company, the fair market value of the Series C Preferred Stock shall be the per share offering price of the Common Stock to the public as listed on the cover page of the effective registration statement for such offering, and (ii) in the case of a sale or merger of the Company as described under Section 3(a) or (b) hereof, the fair market value of the Series C Preferred Stock shall be the value determined in good faith by the Company's Board of Directors.

          6.  Certificates for Shares.  Upon the exercise of the purchase
              -----------------------
rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the subscription notice. In case the holder shall exercise this Warrant with respect to less than all of the Shares that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the balance of such Shares and deliver such new warrant to the holder of this Warrant.

          7.  Reservation and Issuance of Shares.  The Company covenants that
              ----------------------------------
it will at all times keep available such number of authorized shares of its Series C Preferred Stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein. The Company further covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

          8.  Adjustment of Exercise Price and Number of Shares.  The number of
              -------------------------------------------------
and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

              (a)  Subdivisions, Combinations and Other Issuances.  If the
                   ----------------------------------------------
Company shall at any time prior to the expiration of this Warrant subdivide its Series C Preferred Stock, by stock split or otherwise, or combine its Series C Preferred Stock, or issue additional shares of its Series C Preferred Stock or Common Stock as a dividend with respect to any shares of its Series C Preferred Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

              (b)  Reclassification, Reorganization and Consolidation.  In case
                   --------------------------------------------------
of any reclassification, capital reorganization, or change in the Series C Preferred Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder of this Warrant, so that the holder of this Warrant shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Series C Preferred Stock as were purchasable by the holder of this Warrant immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided that the aggregate purchase price shall remain the same.

              (c)  Conversion of Preferred Stock.  Immediately prior to the
                   -----------------------------
closing of any public offering of the Company's equity securities in which the Company's outstanding Preferred Stock is converted into Common Stock, any portion of this Warrant not then exercised will thereafter be exercisable for the number of shares of the Company's Common Stock that would have resulted from the conversion, pursuant to the Company's Articles of Incorporation in effect immediately prior to the consummation of such public offering, of the maximum number of shares of Preferred Stock that could have been acquired by the holder of this Warrant upon the exercise of the unexpired portion of this Warrant immediately prior to such public offering.

              (d)  Notice of Adjustment.  When any adjustment is required to
                   --------------------
be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Warrant Price, the Company shall promptly notify the holder of such event and of the number of shares of Series C Preferred Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

              (e)  No Impairment.  The Company and the holder of this Warrant
                   -------------
will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company or the holder of this Warrant, respectively, but will at all times in good faith assist in the carrying out of all the provisions of this Section 8 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Company and the holder of this Warrant against impairment.

          9.  No Fractional Shares or Scrip.  No fractional shares or scrip
              -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the holder of this Warrant shall not be required to pay that portion of the Exercise Price for any such fractional shares.

          10. No Stockholder Rights.  Prior to exercise of this Warrant, the
              ---------------------
holder shall not be entitled to any rights of a stockholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and, except as explicitly stated herein, such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

          11. Standoff Agreement.  In connection with the initial public
              ------------------
offering of the Company's securities, each holder of this Warrant agrees, upon request of the Company or the underwriters managing any such offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company, including without limitation this Warrant, any shares of Series C Preferred Stock issued or issuable upon exercise of this Warrant and any shares of Common Stock issued or issuable in lieu of or upon conversion of such shares of Series C Preferred Stock (other than those included in the registration statement filed in connection with the offering), without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of the registration statement filed in connection with the offering as may be requested by the underwriters. The holder of this Warrant agrees that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce the provisions of this Section 11.

          12. Registration Rights.  The Shares issuable upon exercise of this
              -------------------
Warrant, and any securities issuable upon conversion of such Shares, are Registrable Securities, as such term is defined in that certain Amended and Restated Investors' Rights Agreement, dated May 10, 1998, by and among the Company and the Investors listed on Schedule A thereto, and possess
                                    ----------
registration rights as described in such agreement.

          13. Successors and Assigns.  The terms and provisions of this
              ----------------------
Warrant and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the holder hereof and their respective successors and assigns.

          14. Amendments and Waivers.  Any term of this Warrant may be amended
              ----------------------
and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holder of this Warrant. Any waiver or amendment effected in accordance with this Section 13 shall be binding upon each current and future holder of this Warrant and the Company.

          15. Notices.  Any notices or certificates sent by the Company to the
              -------
holder of this Warrant or notices or other documents sent by the holder of this Warrant to the Company shall be deemed delivered if delivered in person or by registered mail (return receipt requested) addressed, if to the holder, to such holder's address shown in the Company's records (as the same may be changed from time to time by notice from the holder), and if to the Company, to Internet Travel Network, 453 Sherman Avenue, Palo Alto, CA 94306, Attn:
President (as the same may be changed from time to time by notice from the Company).

          16. Transferability of Warrant.  This Warrant may not be transferred
              --------------------------
or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions satisfactory to the Company, if such are requested by the Company).

          17. Captions.  The section and subsection headings of this Warrant
              --------
are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

          18. Governing Law.  This Warrant shall be governed by the laws of
              -------------
the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.

                                           INTERNET TRAVEL NETWORK


                                           By:_________________________________
                                           Richard D.C. Whilden,
                                           President and Chief Executive Officer

                             Address:   445 Sherman Avenue
                                        Palo Alto, CA  94306



                                  SUBSCRIPTION
                                  ------------

Internet Travel Network
445 Sherman Avenue
Palo Alto, CA  94306
Attention:  Corporate Secretary

          The undersigned hereby elects to purchase, pursuant to the provisions of the Warrant to Purchase Shares of Series C Preferred Stock dated __________________, ______ issued by Internet Travel Network (the "Company") and held by the undersigned, ___________ shares of Series C Preferred Stock of the Company.

          Payment of the exercise price per share required under such Warrant accompanies this Subscription.

          The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                              WARRANTHOLDER:


Date:___________________      By:______________________________________

                              Print Name:_______________________________


                              Address:

                              _______________________________________

                              _______________________________________

                              _______________________________________



Exact Name in which shares should be registered: